Future Minimum Time Charter Revenues	3 Months Ended
Dec. 31, 2018
Future Minimum Time Charter Revenues [Abstract]
Future Minimum Time Charter Revenues
13.	Future Minimum Time Charter Revenues:

The future minimum contracted charter revenues, based on vessel’s commitment to non-cancelable time charter contracts (including fixture recaps) as of December 31, 2018, was $44,531, all due within the next 12 months. This amount does not include any assumed off-hire.